Exhibit 10.3

Forms of Stock Option Agreement under Griffin Land & Nurseries, Inc. 2009 Stock Option Plan

FORM OF STOCK OPTION AGREEMENT - INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT, dated                          is made by and between Griffin Land & Nurseries, Inc., a Delaware corporation hereinafter referred to as “Company,” and                               , an employee of the Company or a Subsidiary of the Company, hereinafter referred to as “Employee”:

WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of its $.01 par value Common Stock; and

WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

WHEREAS, the Committee, appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Incentive Stock Option provided for herein to the Employee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.  The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.  All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

Section 1.1 - Board

“Board” shall mean the Board of Directors of the Company.

Section 1.2 - Code

“Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 - Committee

“Committee” shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 6.1 of the Plan.

Section 1.4 - Company

“Company” shall mean Griffin Land & Nurseries, Inc. a Delaware corporation.

Section 1.5 - Director

“Director” shall mean a member of the Board.

Section 1.6 - Exchange Act

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.7 - Option

“Option” shall mean the incentive stock option to purchase Common Stock of the Company granted under this Agreement.

Section 1.8 - Plan

“Plan” shall mean the Griffin Land & Nurseries, Inc. 2009 Stock Option Plan.

Section 1.9 - Rule 16b-3

“Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.10 - Secretary

“Secretary” shall mean the Secretary of the Company.

Section 1.11 - Securities Act

“Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.12 - Subsidiary

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.13 - Termination of Employment

“Termination of Employment” shall mean the time when the employee-employer relationship between the Employee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of the Employee by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.  Notwithstanding any other provision of this Agreement or of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate the Employee’s employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

ARTICLE II

GRANT OF OPTION

Section 2.1 - Grant of Option

In consideration of the Employee’s agreement to remain in the employ of the Company or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Employee the option to purchase any part or all of an aggregate of                shares of its $.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2 - Purchase Price

The purchase price of the shares of stock covered by the Option shall be $             per share without commission or other charge.

Section 2.3 - Consideration to Company

In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

Section 2.4 - Adjustments in Option

The Committee shall make adjustments with respect to the Option in accordance with the provisions of Section 7.3 of the Plan; provided, however, that each such adjustment shall be made in such manner as not to constitute a “modification” within the meaning of Section 424(h)(3) of the Code, unless the Optionee consents to an adjustment which would constitute such a “modification.”

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of Exercisability

(a)  Subject to subsection (b), Sections 3.4, 3.5 and 5.6, the Option shall become exercisable in three (3) cumulative annual installments as follows:

(i)                                     The first installment shall consist of              of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.

(ii)                                  The second installment shall consist of              of the shares covered by the Option and shall become exercisable on the fourth anniversary of the date the Option is granted.

(iii)                               The third installment shall consist of              of the shares covered by the Option and shall become exercisable on the fifth anniversary of the date the Option is granted.

(b)  No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability

The installments provided for in Section 3.1 are cumulative.  Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 - Expiration of Option

The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)  The expiration of ten (10) years from the date the Option was granted; or

(b)  If the Employee owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), the expiration of five (5) years from the date the Option was granted; or

(c)  The time of the Employee’s Termination of Employment unless such Termination of Employment results from his death, his retirement, his disability (within the meaning of Section 22(e)(3) of the Code) or his being discharged not for good cause; or

(d)  The expiration of three (3) months from the date of the Employee’s Termination of Employment by reason of his retirement or his being discharged not for good cause, unless the Employee dies within said three-month period; or

(e)  The expiration of one (1) year from the date of the Employee’s Termination of Employment by reason of his disability (within the meaning of Section 22(e)(3) of the Code); or

(f)  The expiration of one (1) year from the date of the Employee’s death; or

(g)  The effective date of either the merger or consolidation of the Company with or into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation or person of all or substantially all of the Company’s assets or eighty percent (80%) or more of the Company’s then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Option is, in connection with such transaction, to be assumed by the successor or survivor corporation (or a parent or subsidiary thereof) or unless the Committee waives this provision in connection with such transaction.  At least ten (10) days prior to the effective date of such merger, consolidation, exchange, acquisition, liquidation or dissolution, the Committee shall give the Employee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

Section 3.4 - Acceleration of Exercisability

In the event of the merger or consolidation of the Company with or into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation or person of all or substantially all of the Company’s assets or eighty percent (80%) or more of the Company’s then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.3(g), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); provided, however, that this acceleration of exercisability shall not take place if:

(a)  This Option becomes unexercisable under Section 3.3 prior to said effective date; or

(b)  In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation, or a parent or subsidiary of such corporation, so that such assumption or substitution complies with the provisions of Section 424(a) of the Code; and

provided, further, that nothing in this Section 3.4 shall make this Option exercisable if it is otherwise unexercisable by reason of Section 5.6.

The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction, and determinations regarding whether provisions for assumption or substitution have been made as defined in subsection (b) above.

Section 3.5 - Special Tax Consequences

The Employee acknowledges that, to the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code), including the Option, are exercisable for the first time by the Employee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any parent corporation thereof (within the meaning of Section 422 of the Code)) exceeds $100,000, such options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code.  The Employee further acknowledges that the rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.  For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

ARTICLE IV

EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

During the lifetime of the Employee, only he may exercise the Option or any portion thereof.  After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the deceased Employee’s will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

Section 4.3 - Manner of Exercise

The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

(a)  A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised.  The notice shall be signed by the Employee or other person then entitled to exercise the Option or such portion; and

(b)                                 (i)   Full cash payment to the Secretary of the Company for the shares with respect to which such Option or portion is exercised; or

(ii)  With the consent of the Committee, (A) shares of the Company’s Common Stock owned by the Employee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (B) shares of the Company’s Common Stock issuable to the Employee upon exercise of the Option, with a Fair Market Value on the date of exercise of the Option or any portion thereof equal to the aggregate exercise price of the Option or exercised portion thereof; or

(iii)  With the consent of the Committee, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Committee.  The Committee may also prescribe the form of such note and the security to be given for such note.  The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

(iv)  With the consent of the Committee, property of any kind which constitutes good and valuable consideration; or

(v)   With the consent of the Committee, a notice that the Employee has placed a market sell order with a broker with respect to shares of the Company’s Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or

(vi)  With the consent of the Committee, any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii), (iv) and (v); and

(c)  A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Employee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above.  The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations.  Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares.  Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein.  The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares;

(d)  Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of the Committee, (i) shares of the Company’s Common Stock owned by the Employee, duly endorsed for transfer, with a Fair Market Value on the date of delivery equal to the sums required to be withheld, or (ii) shares of the Company’s Common Stock issuable to the Employee upon exercise of the Option with a Fair Market Value on the date of exercise of the Option or any portion thereof equal to the sums required to be withheld, may be used to make all or part of such payment; and

(e)  In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4 - Conditions to Issuance of Stock Certificates

The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company.  Such shares shall be fully paid and nonassessable.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a)  The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

(b)  The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

(c)  The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(d)  The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon exercise of the Option; and

(e)  The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Shareholder

The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

ARTICLE V

OTHER PROVISIONS

Section 5.1 - Administration

The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.  Any such interpretations and rules with respect to incentive stock options shall be consistent with the provisions of Section 422 of the Code.  In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 5.2 - Option Not Transferable

Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed.  Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Section 5.3 - Shares to Be Reserved

The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 - Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto.  By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him.  Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4.  Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service; provided, however, that any notice to be given by the Optionee relating to the exercise of the Option or any portion thereof shall be deemed duly given upon receipt by the Secretary or his office.

Section 5.5 - Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Notification of Disposition

The Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer is made (a) within two (2) years from the date of granting the Option with respect to such shares or (b) within one (1) year after the transfer of such shares to him.  Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

Section 5.7 - Construction

This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

Section 5.8 - Conformity to Securities Laws

The Employee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, the applicable exemptive conditions of Rule 16b-3.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.9 - Amendments

This Agreement and the Plan may be amended without the consent of the Optionee, provided that no amendment of this Agreement shall, without the consent of the Optionee, impair any rights of the Optionee under this Agreement.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

GRIFFIN LAND & NURSERIES, INC.

By

Employee

Address

Employee’s Taxpayer
Identification Number:

FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT —EXECUTIVE OFFICERS

THIS AGREEMENT, dated                             , is made by and between Griffin Land & Nurseries, Inc., a Delaware corporation hereinafter referred to as “Company,” and                             , an employee of the Company or a Subsidiary of the Company, hereinafter referred to as “Optionee”:

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $0.01 par value Common Stock; and

WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

WHEREAS, the Committee, appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.  The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.  All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

Section 1.1 - Board

“Board” shall mean the Board of Directors of the Company.

Section 1.2 - Code

“Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 - Committee

“Committee” shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 6.1 of the Plan.

Section 1.4 — Company

“Company” shall mean Griffin Land & Nurseries, Inc., a Delaware corporation.

Section 1.5 Cullman Group

“Cullman Group” shall mean the group consisting of Edgar M. Cullman, Edgar M. Cullman, Jr., Susan R. Cullman, John L. Ernst, Frederick M. Danziger and the members of their families and trusts for their benefit, partnerships in which they own substantial interests and charitable foundations on whose boards of directors they sit.

Section 1.6- Director

“Director” shall mean a member of the Board.

Section 1.7 - Exchange Act

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.8  -  Option

“Option” shall mean the non-qualified options to purchase Common Stock of the Company granted under this Agreement.

Section 1.9 -   Plan

“Plan” shall mean the Griffin Land & Nurseries, Inc. 2009 Stock Option Plan in each case as in effect on the date of grant of the options incorporated herein.

Section 1.10 - Rule 16b-3

“Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.11 - Secretary

“Secretary” shall mean the Secretary of the Company.

Section 1.12 - Securities Act

“Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.13 — Subsidiary

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of other total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.14 — Termination of Employment

“Termination of Employment” shall mean the time when the employee-employer relationship between the Optionee and the Company or any Subsidiary is terminated for any reason, with or without case, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of the Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.  Notwithstanding any other provision of this agreement or of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate the Optionee’s employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

ARTICLE II

GRANT OF OPTION

Section 2.1 - Grant of Option

In consideration of the Optionee’s agreement to remain in the employ of the Company or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of                shares of its $0.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2 - Purchase Price

The purchase price of the shares of stock covered by this Option shall be $           per share without commission or other charge.

Section 2.3 - Consideration to Company

In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted.  Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause.

Section 2.4 - Adjustments in Option

The Committee shall make adjustments with respect to the Option in accordance with the provisions of Section 7.3 of the Plan.

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of Exercisability

(a)  Subject to subsection (b), Section 3.4 and Section 5.6, the Option shall become exercisable in three (3) cumulative annual installments as follows:

(i)            The first installment shall consist of              of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.

(ii)           The second installment shall consist of              of the shares covered by the Option and shall become exercisable on the fourth anniversary of the date the Option is granted.

(iii)          The third installment shall consist of             of the shares covered by the Option and shall become exercisable on the fifth anniversary of the date the Option is granted.

(b)  No portion of the Options which are unexercisable at Termination of Employment shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability

The installments provided for in Section 3.1 are cumulative.  Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 - Expiration of Option

The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)                                 The expiration of ten (10) years from the date each Option was granted; or

(b)                                 The time of the Optionee’s Termination of Employment unless such Termination of Employment by reason of his retirement or his being discharged not for good cause, unless the Optionee dies within said three-month period; or

(c)                                  The expiration of three (3) months from the date of the Optionee’s Termination of Employment by reason of his retirement or his being discharged for not good cause, unless the Optioneed dies within said three-month period; or

(d)                                 The expiration of one (1) year from the date of the Optionee’s Termination of Employment by reason of his disability; or

(e)                                  The expiration of one (1) year from the date of the Optionee’s death; or

(f)                                   The effective date of either the merger or consolidation of the Company with or into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation or person of all or substantially all of the Company’s assets or eighty percent (80%) or more of the Company’s then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Option is, in connection with such transaction, to be assumed by the successor or survivor corporation (or a parent or subsidiary thereof) or unless the Committee waives this provision in connection with such transaction.  At least ten (10) days prior to the effective date of such merger, consolidation, exchange, acquisition, liquidation or dissolution, the Committee shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

Section 3.4 - Acceleration of Exercisability

In the event of the merger or consolidation of the Company with or into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation or person of all or substantially all of the Company’s assets or eighty percent (80%) or more of the Company’s then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.3(f), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); provided, however, that this acceleration of exercisability shall not take place if:

(a)                                 This Option becomes unexercisable under Section 3.3 prior to said effective date; or

(b)                                 In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by any successor corporation or a parent or subsidiary of such corporation; and provided, further, that nothing in this Section 3.4 shall make this Option exercisable if it is otherwise unexercisable by reason of Section 5.6.

The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction.

ARTICLE IV

EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

During the lifetime of the Optionee, only he may exercise the Option or any portion thereof.  After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when each Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than One hundred (100) shares and shall be for whole shares only.

Section 4.3 - Manner of Exercise

Each Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

(a)   A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised.  The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion; and

(b)                                 (i)  Full cash payment to the Secretary of the Company for the shares with respect to which such Option or portion is exercised; or

(ii)  With the consent of the Committee, (A) shares of the Company’s Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (B) shares of the Company’s Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of exercise of the Option or any portion thereof equal to the aggregate exercise price of the Option or exercised portion thereof; or

(iii) With the consent of the Committee, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Committee.  The Committee may also prescribe the form of such note and the security to be given for such note.  The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

(iv) With the consent of the Committee, property of any kind which constitutes good and valuable consideration; or

(v) With the consent of the Committee, a notice that the Optionee has placed a market sell order with a broker with respect to shares of the Company’s Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or

(vi) With the consent of the Board, any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii), (iv) and (v); or

(c)  A bona fide written representation and agreement, in a form satisfactory to the Board, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above.  The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations.  Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares.  Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein.  The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

(d)  Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of the Committee, (i) shares of the Company’s Common Stock owned by the Optionee, duly endorsed for transfer, with a Fair Market Value on the date of delivery equal to the sums required to be withheld, or (ii) shares of the Company’s Common Stock issuable to the Optionee upon exercise of the Option with a Fair Market Value on the date of exercise of the Option or any portion thereof equal to the sums required to be withheld, may be used to make all or part of such payment; and

(e)  In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4 - Conditions to Issuance of Stock Certificates

The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company.  Such shares shall be fully paid and nonassessable.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a)  The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

(b)  The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable; and

(c)  The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(d)  The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company is required to withhold upon exercise of the Option; and

(e)  The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Shareholder

The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

ARTICLE V

OTHER PROVISIONS

Section 5.1 - Administration

The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.  In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 5.2 - Option Not Transferable

Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed.  Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Section 5.3 - Shares to Be Reserved

The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 — Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto.  By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him.  Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4.  Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service; provided, however, that any notice to be given by the Optionee relating to the exercise of the Option or any portion thereof shall be deemed duly given upon receipt by the Secretary or his office.

Section 5.5 - Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 — Shareholder Approval

The Plan will be submitted for approval by the Company’s shareholders within twelve (12) months after the date the Plan was initially adopted by the Board.  This Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the shareholders, and if such approval has not been obtained by the end of said twelve-month period, this Option shall thereupon be cancelled and become null and void.

Section 5.7 - Construction

This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

Section 5.8 - Conformity to Securities Laws

The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, the applicable exemptive conditions of Rule 16b-3.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.9 - Amendments

This Agreement and the Plan may be amended without the consent of the Optionee, provided that no amendment of this Agreement shall, without the consent of the Optionee, impair any rights of the Optionee under this Agreement.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

GRIFFIN LAND & NURSERIES, INC.

By

Optionee

Address

Optionee’s Taxpayer
Identification Number:

FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT - DIRECTORS

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the “Agreement”), dated                            (the “Grant Date”), is made by and between Griffin Land & Nurseries, Inc., a Delaware corporation hereinafter referred to as “Company,” and                           , a Non-Employee Director of the Company, hereinafter referred to as “Optionee”:

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $0.01 par value Common Stock; and

WHEREAS, the Company wishes to carry out the Plan; and

WHEREAS, the Board has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option provided for herein to the Optionee as an inducement to enter into or remain in service as a Director of the Company and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Non-Qualified Stock Option; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.  The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.  All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

Section 1.1                                    “Administrator” shall mean the Board, which pursuant to Section 8.1 of the Plan is responsible for conducting the general administration of the Plan with respect to awards granted to Non-Employee Directors.

Section 1.2                                    “Board” shall mean the Board of Directors of the Company.

Section 1.3                                    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

Section 1.4                                    “Company” shall mean Griffin Land & Nurseries, Inc., a Delaware corporation.

Section 1.5                                    “Director” shall mean a member of the Board, as constituted from time to time.

Section 1.6                                    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

Section 1.7                                    “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

Section 1.8                                    “Option” shall mean the Non-Qualified Stock Option to purchase shares of Common Stock of the Company granted under this Agreement.

Section 1.9                                    “Plan” shall mean the Griffin Land & Nurseries, Inc. 2009 Stock Option Plan, as it may be amended or restated from time to time.

Section 1.10                             “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.11                             “Secretary” shall mean the Secretary of the Company.

Section 1.12                             “Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.13                             “Termination of Directorship” shall mean the time when an Optionee who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Optionee simultaneously commences or remains in employment or service with the Company or any Affiliate.  The Administrator, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

Section 1.14                             Incorporation of Terms of Plan.  The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II

GRANT OF OPTION

Section 2.1                                    Grant of Option.  On the Grant Date, in consideration of the Optionee’s agreement to serve as a Non-Employee Director and for other good and valuable consideration, the Company irrevocably granted to the Optionee the option to purchase any part or all of an aggregate of                  shares of its $0.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2                                    Purchase Price.  The purchase price of the shares of stock covered by this Option is $                     per share of Common Stock without commission or other charge, which is not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date.

Section 2.3                                    Consideration to Company.  In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services as a Director of the Company, until the next following annual meeting of the Company’s stockholders.  Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue serving as a director of the Company, or shall interfere with or restrict in any way the rights of the Company or its stockholders, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause.

Section 2.4                                    Adjustments in Options.  The Committee shall make adjustments with respect to the Option in accordance with the provisions of Section 9.2 of the Plan.

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.1                                    Commencement of Exercisability.  The Option shall become exercisable on November 13, 2012.

Section 3.2                                    Duration of Exercisability.  The Option which becomes exercisable as per Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3                                    Expiration of Option.   The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)                                 The expiration of ten (10) years from the date the Option was granted; or

(b)                                 The expiration of three (3) months from the date of the Optionee’s Termination of Directorship by any reason other than his death or permanent and total disability, unless the Optionee dies within said three-month period; or

(c)                                  The expiration of one (1) year from the date of the Optionee’s Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code), or

(d)                                 The expiration of one (1) year from the date of the Optionee’s death; or

(e)                                  The effective date of either the merger or consolidation of the Company with or into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation or person of all or substantially all of the Company’s assets or eighty percent (80%) or more of the Company’s then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Option is, in connection with such transaction, to be assumed by the successor or survivor corporation (or a parent or subsidiary thereof) or unless the Board waives this provision in connection with such transaction.  At least ten (10) days prior to the effective date of such merger, consolidation, exchange, acquisition, liquidation or dissolution, the Board shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

ARTICLE IV

EXERCISE OF OPTION

Section 4.1                                    Person Eligible to Exercise.  During the lifetime of the Optionee, only he may exercise the Option or any portion thereof.  After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

Section 4.2                                    Partial Exercise.  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when each Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares and shall be for whole shares only.

Section 4.3                                    Manner of Exercise.  The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company), during regular business hours, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3 hereof:

(a)                                 A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised.  The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

(b)                                Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.  The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)                                  In the event that the Option shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d)                                 Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 4.4 hereof and Section 7.2 of the Plan.

Section 4.4                                    Method of Payment.  Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)                                 Cash or check;

(b)                                 Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or shares of Common Stock held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required; or

(c)                                  Delivery of a written or electronic notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or

(d)                                 Other form of legal consideration acceptable to the Administrator.

Section 4.5                                    Conditions to Issuance of Stock.  The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company.  Such shares shall be fully paid and nonassessable.  The Company shall not be required to issue or deliver any shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a)  The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

(b)  The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(c)  The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

(d)  The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company is required to withhold upon exercise of the Option; and

(e)  The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience.

Section 4.6                                    Rights as Shareholder.  The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such shares of Common Stock shall have been issued by the Company and held of record by such holder (as evidenced by certificates representing such shares that have been issued by the Company to such holder, or the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

ARTICLE V

OTHER PROVISIONS

Section 5.1                                    Administration.  The Compensation Committee of the Board (the “Committee”) (or another committee or a sub-committee of the Board assuming the functions of the Committee) shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Optionee, the Company and all other interested persons.  No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

Section 5.2                                    Option Not Transferable.  Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed.  Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Section 5.3                                    Shares to Be Reserved.  The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4                                    Notices.  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto.  By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him.  Any notice that is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4.  Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service; provided, however, that any notice to be given by the Optionee relating to the exercise of the Option or any portion thereof shall be deemed duly given upon receipt by the Secretary or his office.

Section 5.5                                    Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6                                    Construction.  This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

Section 5.7                                    Conformity to Securities Laws.  The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, the applicable exemptive conditions of Rule 16b-3.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.8                                    Amendment, Suspension and Termination.  To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee; provided that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Option in any material way without the prior written consent of the Optionee.

Section 5.9                                    Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth in Section 5.2 hereof, this Agreement shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

Section 5.10                             Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if the Optionee is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

Section 5.11                             Entire Agreement.  The Plan and this Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof.

Section 5.12                             Section 409A.  This Option is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”).  However, notwithstanding any other provision of the Plan or this Agreement, if at any time the Administrator determines that the Option (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Optionee or any other person for failure to do so) to adopt such amendments to the Plan or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate either for the Option to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

(signature page follows)

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

GRIFFIN LAND & NURSERIES, INC.

By

Optionee

Address

Optionee’s Taxpayer
Identification Number: